Related Party Transactions (Supera Pharmaceuticals, Inc.)	12 Months Ended
Dec. 31, 2020
Related Party Transactions

Note 11 – Related Parties

Interim CFO

Effective on October 5, 2018 and through December 31, 2019, the Board appointed Howard R. Yeaton, to serve as the Chief Executive Officer and interim Chief Financial Officer of the Company. Effective on January 1, 2020, Mr. Yeaton entered into a new agreement with the Company whereby he served as the Company’s Interim Chief Financial Officer. Pursuant to a mutual understanding between the Company and Mr. Yeaton, Mr. Yeaton’s employment as Interim Chief Financial Officer ceased as of August 19, 2020. During his service as the Company’s Interim Chief Financial Officer Mr. Yeaton was the managing principal of Financial Consulting Strategies (“FCS”), and the Company had an ongoing relationship with FCS with FCS continuing to provide accounting services to the Company, as of December 31, 2020.   As of December 31, 2020, FCS was considered to be a related party. During the year ended December 31, 2020 and 2019, the Company incurred costs of $14,500 and $38,888, respectively with FCS in connection with these services. As of December 31, 2020, and December 31, 2019 the Company had an obligation to FCS in the amounts of $0 and $18,323, respectively, for these services which is included in trade and other payables in the Consolidated Balance Sheets.

As of December 31, 2020, included in accounts payable and accrued expenses was an obligation of $3,173, representing an obligation to issue 471 shares of common stock to Mr. Yeaton, earned during 2019, but not issued. The accrual is reflected in trade and other payables on the Consolidated Balance Sheet.

Taglich Brothers, Inc.

On November 23, 2020, the Company retained Taglich Brothers, Inc. (“Taglich Brothers”) on a non-exclusive basis as a consultant to render consulting services, assist with review, and analysis of, financial planning and budgeting matters of the Company for a term of 12 months. Pursuant to the Consulting Agreement with Taglich Brothers, the Company agreed to pay Taglich Brothers $10,000 per month.

Mr. Schreiber is the managing director of capital markets at Taglich Brothers, and Mr. Schroeder is the vice president of investment banking at Taglich Brothers.

Supera Pharmaceuticals, Inc. [Member]
Related Party Transactions

Note 3—Related party transactions

Travel – The Company leases an airplane from a company under common control at a fixed amount and incurred $600,000 in lease costs during both years ended December 31, 2020 and 2019. As of December 31, 2020, amounts due to the lessor totaled approximately $477,000 and is included in trade accounts payable in the accompanying 2020 balance sheet. The Company also has an agreement with an affiliate, MyMD, which reimburses the Company for the cost of flights used by MyMD, based on an agreed-upon commercial hourly rate, plus fuel, contract pilot costs and other related expenses. These travel reimbursements are recorded as other income in the accompanying statements of operations.

Line of Credit – In November 2018, the Company entered into a line of credit facility with a stockholder, which allows for borrowings of up to $1,000,000. The facility expires on December 31, 2022, at which time all outstanding borrowings and accrued interest, if any, are due in full. Borrowings accrue interest at a rate of 5% per annum.